Exhibit 10.1

HYBRID DYNAMICS CORPORATION

SUBSCRIPTION AGREEMENT

          The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of units (the “Units”) consisting of 2,000 Shares of Series A 8% Convertible $5.00 Preferred Stock, 20,000 Class A Warrants and 5,000 Shares of Common Stock of Hybrid Dynamics Corporation (the “Securities”), a Nevada corporation (the “Company”), on the terms described below, at purchase price of $10,000.00 per unit (the “Purchase Price”);

          Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Company’s Confidential Private Placement Memorandum, dated November 20, 2007 (as amended or supplemented, and together with all documents and filings attached thereto, the “Memorandum”).

          In connection with this subscription, Subscriber and the Company agree as follows:

1.       Purchase and Sale of the Securities.

          (a)       Under this  Subscription Agreement (“the Subscription Agreement”), the Company hereby agrees to issue a maximum of fifty (50) Units (the “Units”) each Unit composed of (i) 2,000 shares its Series A Convertible 8% Preferred Stock, $5.00 stated value per share (the “Preferred Stock”), (ii) Class A Warrants for the purchase of 20,000 shares of its $0.00015 par value common stock at a strike price of $1.00, and (iii) 5,000 shares of common stock $0.00015 par value (“Unit Common Stock”), at a purchase price of $10,000.00 per Unit. The Preferred Stock is convertible into the Company’s Common Stock, $0.00015 par value (the “Common Stock”) at the rate of ten (10) shares of Common Stock per each one (1) Preferred Share. Subscriber hereby agrees to purchase from the Company, a number of Units at a price equal to Purchase Price and for the aggregate subscription amount set forth on the signature page hereto.  The minimum investment is $10,000.00 per subscriber.  The Subscriber understands that this subscription is not binding upon the Company until the Company and Joseph Stevens & Company, Inc. (the “Selling Agent”) accept it.  The Subscriber acknowledges and understands that acceptance of this subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber, at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription.  The Company and the Selling Agent reserve the right, in their sole discretion for any reason whatsoever to accept or reject this subscription in whole or in part.  Following the acceptance of this Subscription Agreement by the Company and the receipt and acceptance by the Company of subscriptions in an amount equal to the Minimum Offering (as defined below), the Company shall instruct its transfer agent to issue and deliver to Subscriber certificates evidencing the appropriate number of Securities subscribed for against payment in U.S. Dollars of the Purchase Price.  If this subscription is rejected, the Company and Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement.  If this subscription is not accepted

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by the Company on or before the last day of the Offering Period, this subscription shall be deemed rejected.

          (b)       Subscriber has hereby delivered and paid concurrently herewith the aggregate Purchase Price set forth on the signature page hereto required to purchase the Shares subscribed for hereunder, which amount has been paid in U.S. Dollars by cash, wire transfer or check, subject to collection, to the order of “American Stock Transfer & Trust Company – Hybrid Dynamics Corporation  Escrow Account.”

          (c)       Subscriber understands and acknowledges that this subscription is part of a private placement by the Company of up to $500,000.00 of gross proceeds (subject to an increase of an additional $100,000 of gross proceeds), which offering is being made on a “best efforts all or none” basis as to the first thirty (30) Units (for a minimum of $300,000 of gross proceeds) (the “Minimum Offering”) and on a “best efforts” basis as to the remaining twenty (20) Units (up to the maximum of $500,000 of gross proceeds the “Maximum Offering”).  Subscriber understands that payments hereunder as to the Minimum Offering will be held in a non-interest bearing escrow account established by the Company and the Selling Agent with American Stock Transfer & Trust Company as escrow agent, and will be released to the Company if subscriptions for the Minimum Offering are received and accepted by the Company within the Offering Period, as extended (as described in the Memorandum).  If subscriptions for the Minimum Offering are not received and accepted within the Offering Period, as extended, the funds held in the escrow account will be returned promptly to the Subscriber in full without interest thereon or deduction therefrom. All subscriptions received after subscriptions for the Minimum Offering have been received and accepted from the Company and the Selling Agent will be deposited into such escrow account until accepted by the Company and the Selling Agent, whereupon such subscriptions will be released by the escrow agent to the Company.

2.       Representations and Warranties of Subscriber.  Subscriber represents and warrants to the Company and Selling Agent as follows:

          (a)       Subscriber is an “accredited investor” as defined by Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Company and has the ability and capacity to protect Subscriber’s own interests.

          (b)       Subscriber understands that the Shares and the underlying shares of common stock, par value $.00015 per share (the “Common Stock” and, with the Shares, the “Securities”) will not be registered under the Act on the grounds that the issuance thereof is exempt from the registration requirements of the Act by Section 4(2) of the Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering and that, in the view of the United States Securities and Exchange Commission (the “Commission”), the statutory basis for the exception claimed would not be present if the representations and warranties of Subscriber contained in this Subscription Agreement or the Confidential Purchase Questionnaire are untrue or, notwithstanding Subscriber’s representations and warranties, Subscriber

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currently has in mind acquiring the Shares for resale or distribution upon the occurrence or non-occurrence of some predetermined event.

          (c)       Subscriber is purchasing the Shares subscribed for hereby for investment purposes for their own account and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws; and that an investment in the Shares is not a liquid investment.  Subscriber understands that the Company is privately held, there is no trading market for its securities and that the company does not file any reports with the Commission.

          (d)       Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available.  Subscriber is aware of the provisions of Rule 144 promulgated under the Act, which permits limited resale of securities purchased in a private placement subject to certain limitations and to the satisfaction of certain conditions.

          (e)       Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from, the Company or any authorized person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber.  In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized person acting on its behalf.  Subscriber has received and reviewed the Memorandum, and all the information that Subscriber desires.  Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review all information that Subscriber desires with respect to the Company’s business, management, financial affairs and prospects.  In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph.  Subscriber understands that no person has been authorized to give any information or to make any representations which were not contained in the Memorandum and Subscriber has not relied on any other representations or information.

          (f)       Subscriber has all requisite legal and other power, authority and capacity to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement.  This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

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          (g)       Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber.  Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

          (h)       This Subscription Agreement and the Confidential Purchase Questionnaire accompanying this Subscription Agreement do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber. Subscriber has a net worth and annual gross income as stated in the Purchaser Questionnaire, and all of the answers and statements in the Purchaser Questionnaire are true and correct.

          (i)       There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

          (j)       The execution, delivery and performance of and compliance with this Subscription Agreement will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or bylaws, if applicable, or any agreement to which Subscriber is a party or by which Subscriber is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

          (k)       Subscriber acknowledges that an investment in the Securities is speculative and involves a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of Subscriber’s investment. Subscriber has adequate means of providing for current needs and personal contingencies and has no need for liquidity in an investment in the Securities.  Subscriber’s overall financial commitment to investments that are not readily marketable is not disproportionate to Subscriber’s net worth, and Subscriber’s investment in the Securities will not cause an overall commitment to become excessive. Subscriber has no reason to anticipate any change in Subscriber’s personal circumstances, financial or otherwise, which may cause Subscriber to attempt to resell or transfer the Securities.

          (l)       Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the “Risk Factors” section of the Memorandum prior to making an investment decision.

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          (m)       Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

          (n)       Subscriber is aware that the Securities are and will be, when issued, “restricted securities” as that term is defined in Rule 144 promulgated under the Act.

          (o)       Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefore shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

          (p)       In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefore, shall bear such legend as may be required by the securities laws of the jurisdiction in which Subscriber resides.

          (q)       Because of the restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so.  Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act and all applicable rules and regulations promulgated thereunder.

          (r)       Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision. Subscriber has read the Memorandum (including the business and risk factors sections and financial statements provided herein) and  understands and has evaluated the risks and the terms of the offering made hereby.

          (s)       Subscriber represents that:  (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company, the Selling Agent or any affiliate thereof or of such

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duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

          (t)       Subscriber further represents that the address set forth below is Subscriber’s principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Securities.

          (u)       Subscriber understands that the Company and the Selling Agent shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company and Selling Agent (even after receipt and clearance of Subscriber’s funds).  This Subscription Agreement is not binding upon the Company until accepted in writing by an authorized officer of the Company.  In the event that the subscription is rejected, then Subscriber’s subscription funds (to the extent of such rejection) will be returned promptly in full without interest thereon or deduction therefrom.

          (v)       Reserved.

          (w)      Subscriber represents that Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement by the Company.

          (x)       Subscriber has carefully read this Subscription Agreement and the Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

          (y)       No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

          (z)       To the best of Subscriber’s knowledge, that other than the Selling Agent, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

          (aa)      Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company and the Selling Agent, (ii) kept confidential the existence of the Memorandum and the information contained therein or

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otherwise made available in connection with any further investigation of the Company and (iii) refrained and shall refrain from trading in any publicly-traded securities of the Company or any other relevant company for so long as such recipient has been in possession of the material non-public information contained in the Memorandum.

          (bb)      If Subscriber is a corporation, partnership, limited liability company, trust or other entity, the person executing this Subscription Agreement hereby represents and warrants that the above representations and warranties shall be deemed to have been made on behalf of such entity and the Subscriber has made such representations and warranties after due inquiry to determine the truthfulness of such representations and warranties.

          (cc)       If the Subscriber is a corporation, partnership, limited liability company, trust or other entity: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Subscription Agreement and purchase the Securities, as provided herein; (ii) the purchase of the Securities will not result in any violation of, or conflict with, any term or provision of the charter, bylaws or other organizational documents of Subscriber or any other instrument or agreement to which the Subscriber is a party or is subject; (iii) the execution and delivery of this Subscription Agreement and Subscriber’s purchase of the Securities has been duly authorized by all necessary action on behalf of the Subscriber and constitute a legal, valid and binding agreement of Subscriber.

3.       Representations and Warranties of the Company.  The Company represents and warrants to Subscriber as follows:

          (a)       The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.

          (b)       The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.

          (c)       All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement.  This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether such enforcement is considered in a proceeding in equity or in law.

          (d)       The authorized capital stock of the Company consists of 99,000,000 shares of the Common Stock, of which 5,187,285 shares is issued and outstanding as of November 20,  2007, and 1,000,000 shares of preferred stock, $0.00015 par value, of which 660,000 shares have been designated Series A Convertible 8% Preferred Stock, and no shares of which are issued

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and outstanding as of the date hereof, and the designations, powers, preferences, rights, qualifications, limitations, and restrictions in respect of each class and series of authorized capital stock of the Company, as set forth in the Company’s articles of incorporation, as amended (the “Articles of Incorporation”) and the Certificate, will be valid, binding and enforceable, and in accordance with all applicable laws. Except as disclosed in the Memorandum, (i) there is no commitment by or obligation of the Company to issue any shares of capital stock, subscriptions, warrants, options, convertible securities, or other similar rights to purchase or receive Company securities or to distribute to the holders of any of its equity securities any evidence of indebtedness, cash, or other assets, (ii) the Company is under no obligation (contingent or otherwise) to purchase, redeem, or otherwise acquire any of its equity or debt securities or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iii) there are no voting trusts or similar agreements, stockholders’ agreements, pledge agreements, transfer restrictions, buy-sell agreements, rights of first refusal, preemptive rights, or proxies relating to any securities of the Company. Except as set forth in the Memorandum, no person holds of record or, to the best of the Company’s knowledge, beneficially, 5% or more of the outstanding shares of the capital stock of the Company. All outstanding securities of the Company were issued in compliance with applicable Federal and state securities laws. The capital stock of the Company conforms in all material respects to the description thereof contained in the Memorandum. Except as disclosed in the Memorandum, the Offering or sale of the Shares as contemplated in the Transaction Documents will not give rise to any rights for or relating to the registration of any shares of Common Stock other than the registration rights of the holders of the Shares and pursuant to the Warrants.

          (e)       Neither the Memorandum nor the Subscription Documents contain any untrue statement of a material fact, and will not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (f)       Neither the Company nor any Subsidiary is in: (i) violation of its certificate or articles of incorporation, by-laws or other organizational documents, (ii) default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clause (ii) above) for any Lien disclosed in the Memorandum and the exhibits thereto and except, in the cases of (ii) and (iii), where such defaults or violations do not, individually or in the aggregate, have a Material Adverse Effect.

          (g)       The Company has never declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock other than as set forth in the Memorandum.

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          (h)       Except as disclosed in the Memorandum, since December 31, 2006, there has been no material adverse change (or any development involving a prospective material adverse change), whether or not arising from transactions in the ordinary course of business, in or affecting: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and each Subsidiary, taken as a whole; (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Placement or consummation of any of the other transactions contemplated by the Memorandum and hereby.  Since the date of the latest balance sheet presented in or attached to the Memorandum, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are materially adverse to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Memorandum and the exhibits thereto or incurred in the ordinary course of business.

          (j)       The financial statements, including the notes thereto, and the supporting schedules included in the Memorandum present fairly, in all material respects and as of the dates indicated and for the periods specified the financial position and the cash flows and results of operations of the Company and the Subsidiaries.  The supporting schedules, if any, included in the Memorandum present fairly the information required to be stated therein.  The other financial and statistical information included in the Memorandum present fairly the information included therein in all material respects.

          (j)       No consent, approval, authorization or order of any court or governmental or regulatory agency or body or any individual or entity is required on the part of the Company or any Subsidiary for the lawful consummation of the transactions contemplated hereby and thereby, except for such consents and approvals with respect to the offer and sale of the Securities.

          (k)       Each of the Company and the Subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all applicable judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their respective properties and conduct their respective businesses as are now being conducted and as disclosed in the Memorandum, except where the failure to have any such Consent would not have a Material Adverse Effect.  Each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received written notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent.

          (l)       The Company and each Subsidiary: (i) owns or possesses all rights to use, option and/or license, as the case may be, all patents, patent applications, provisional patents,

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trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as being conducted and as described in the Memorandum and (ii) does not believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others, which conflict would have a Material Adverse Effect.  To the best of the Company’s knowledge, all Intellectual Property developed by and belonging to the Company or any Subsidiary (including, without limitation, that which is developed by consultants to the Company or any Subsidiary) which has not been patented has been kept confidential so as, among other things, all such information may be deemed proprietary to the Company.  To the Company’s knowledge, there is no infringement by third parties of any Intellectual Property.  There are no pending or, to the Company’s knowledge, threatened actions, suits, proceedings or claims by others challenging the Company’s or any Subsidiary’s rights in or to any Intellectual Property, and there are no facts to the knowledge of the Company which would form a reasonable basis for any such claim.  There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any Intellectual Property rights of others, in each case which would be reasonably likely to have a Material Adverse Effect, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

4.       Indemnification.  Subscriber agrees to indemnify and hold harmless the Company, the Selling Agent, and their respective officers, directors, employees, shareholders, agents representatives and affiliates, and any person acting for or on behalf of the Company or Selling Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees and disbursements) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company in connection with the subject matter hereof.  All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription and the Closings.

5.       Registration Rights; Anti-Dilution Adjustments.  In consideration of the investment in the Company described in this Agreement and the Memorandum, the Company hereby grants to the Subscriber the registration rights set forth on Annex A and the anti-dilution rights set forth on Annex B.

6.       Miscellaneous.

          (a)       Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

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          (b)       Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

          (c)       Subscriber has read and has accurately completed this entire Subscription Agreement.

          (d)       This Subscription Agreement, together with the Memorandum and the Confidential Purchaser Questionnaire, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or waived only by a written instrument executed by all parties.

          (e)       Subscriber acknowledges that it has been advised to consult with Subscriber’s own attorney or accountant regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.  Subscriber understands and agrees that Subscriber has not been represented in this transaction by counsel to the Company or the Selling Agent.

          (f)       Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

Hybrid Dynamics Corporation
892 North 340 East
American Fork, UT 84003
Attn: Chief Executive Officer

          If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing, with a copy (which shall not constitute notice) to each of the following:

Joseph Stevens & Company, Inc.
59 Maiden Lane, 32nd Floor
New York, NY 10038
Attn:  Joseph Sorbara
Tel: (212) 361-3020, Fax: (212) 361-3333

          (g)      Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not

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operate as a waiver thereof.  No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

          (h)       This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, its successors and assigns.

          (i)       Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York.  The parties hereto hereby:  (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.  The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

          (j)       If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

          (k)       The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach, without the necessity of establishing irreparable harm or posting a bond therefore.  Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

          (l)       All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

          (m)       This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrume.

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Signature Page for Individuals:

          IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$___________________________________	___________________________________
Purchase Price ($10,000.00 per unit)	Number of Units
____________________________________	___________________________________
Print or Type Name	Print or Type Name (Joint-owner)
____________________________________	___________________________________
Signature	Signature (Joint-owner)
___________________________________	__________________________________
Date	Date (Joint-owner)
____________________________________	___________________________________
Social Security Number	Social Security Number (Joint-owner)
__________________________________	____________________________________
___________________________________	____________________________________
Address	Address (Joint-owner)
_______ Joint Tenancy	______ Tenants in Common
Tenancy by the Entirety

Wiring Instructions:

Bank Name:	JP MORGAN CHASE BANK
ABA #:	021 000 021
Acct #:
Acct. Name:	American Stock Transfer & Trust Company as Escrow Agent for Hybrid Dynamics Corporation

Partnerships, Corporations or Other Entities:

          IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ______________________________                                 __________________________
   Total Purchase Price ($10,000.00 per unit)                            Number of Units

____________________________________
Print or Type Name of Entity

__________________________________________________________________________
Address

____________________________________            ________________________________
Taxpayer I.D. No. (if applicable)                                  Date

By: ____________________________________      ________________________________
Signature: Name:                                                          Print or Type Name and Indicate
                Title:                                                             Title or Position with Entity

____________________________________            ________________________________
Signature (other authorized signatory)                            Print or Type Name and Indicate
                                                                                    Title or Position with Entity

Wiring Instructions:
Bank Name:	JP MORGAN CHASE BANK
ABA #:	021 000 021
Acct #:
Acct. Name:	American Stock Transfer & Trust Company as Escrow Agent for Hybrid Dynamics Corporation

[Company Execution Page for Subscription Agreement]

          IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

                                                                                HYBRID DYNAMICS CORPORATION

                                                                                By:  __________________________________
                                                                                       Name:
                                                                                       Title:

Date: __________________________, 2007

Annex A

Registration Rights

          Hybrid Dynamics Corporation hereby grants to the Subscriber the following registration rights.

          1.       Definitions.

          Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Hybrid Dynamics Corporation and the subscriber signatory thereto (the “Subscription Agreement”) or in the Company’s Confidential Private Placement Memorandum, dated as of November 20, 2007 (as amended or supplemented, and together with all documents and filings attached thereto, the “Memorandum”).  As used herein, the following terms shall have the following meanings:

Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

Commission:  The United States Securities and Exchange Commission.

Common Stock:  The common stock, par value $.00015 per share, of the Company.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Holder or Holders:  Any holder of the Registrable Securities.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus:  The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities: The shares of Series A Convertible 8% Preferred Stock, the Class A Warrants, the shares of Common Stock and the shares of Common

Stock underlying each of the Series A Convertible 8% Preferred Stock and Class A Warrants the until either as such time as (1) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (2) such Registrable Securities are saleable pursuant to Rule 144K (or any similar provision then in force) under the Securities Act, without any restriction, whichever is earlier.

Registration Statement:  Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          2.       Registration Rights.

(a) Automatic Registration. The Company shall file a registration providing for the resale, under the Securities Act by the Holders, of all Registrable Securities within 120 days of the final closing of the Offering, as described in the Memorandum.

          (b)       Exceptions.  Notwithstanding the foregoing, the Company may delay the registration of Registrable Securities pursuant to Section 2(a) hereof for the time periods described in Section 2(c) hereof upon the occurrence of any of the following:

(i) The Company shall have previously entered into an agreement or letter of intent contemplating an underwritten public offering on a firm commitment basis of Common Stock or securities convertible into or exchangeable for Common Stock and the managing underwriter of such proposed public offering advises the Company in writing that in its opinion such proposed underwritten offering would be materially and adversely affected by a concurrent registered offering of Registrable Securities (such opinion to state the reasons therefore);

          (ii)       During the two (2) month period immediately preceding such request, the Company shall have entered into an agreement or letter of intent, which has not expired or otherwise terminated, contemplating a material business acquisition by the Company or its subsidiaries whether by way of merger, consolidation, acquisition of assets, acquisition of securities or otherwise; or

(iii) At the time of receipt of a registration request, the Company is engaged, or its board of directors has adopted by resolution a plan to engage, in any program for the purchase of Common Stock or securities convertible into or exchangeable for Common Stock and, in the opinion of counsel, reasonably satisfactory to the requesting Holders, the distribution of the Common Stock to be registered would cause such purchase to be in violation of Regulation M promulgated under the Exchange Act.

(c) Period of Delay. If an event described in clauses (i) through (iii) of Section 2(b) shall occur, the Company may, by written notice to the Holders, delay the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby for a period of time not exceeding 60 days.

          3.       Registration Procedures.

          In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

          (a)       prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to Joseph Stevens & Company & Co. (“Placement Agent”) on behalf of the selling shareholders named therein (the “Selling Holders”), and legal counsel to Joseph Stevens & Company & Co., draft copies of all such documents proposed to be filed at least thee (3) Business Days prior thereto, which documents will be subject to the review of such counsel.

          (b)       as promptly as practicable prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

          (c)       as promptly as practicable furnish to any Selling Holder and Placement Agent, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or Placement Agent may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the Placement Agent, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto); provided, that before filing a Registration Statement or Prospectus relating to the Registrable Securities or any amendments or supplements thereto, the Company will furnish to counsel named in clause (a) above copies of all documents proposed to be filed at least three (3) Business Days prior to the filing thereof, which documents will be subject to the review of such counsel;

          (d)       on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any Selling Holder, Holders’ Counsel or underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

          (e)       cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

          (f)       as promptly as practicable notify each Selling Holder, Holders’ Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g)       use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

          Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, destroy all copies, other than permanent file copies then in such Selling Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event that the Company shall give any such notice, the time periods for which a Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or (ii) the Advice.

          4.       Registration Expenses.

          (a)       All expenses incident to the Company’s performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or FINRA registration (which fees shall be payable in advance) and filing fees, fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which  securities issued by the Company are then listed, the fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or “cold comfort” letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) and the fees and expenses of counsel to the Placement Agent  in an amount equal to $15,000 for review of the Regsitration Statement and for filings under FINRA Rule 2710 are herein called “Registration Expenses.”

          (b)       The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 2 except as otherwise set forth therein.  Other than as specifically provided for in Section 4(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Holders pro rata in relation to the number of Registrable Securities to be registered by each Holder.

          5.       Indemnification; Contribution.

          (a)       Indemnification by the Company.  The Company agrees to indemnity and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

          (b)       Indemnification by Holders of Registrable Securities.  In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.  In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)       Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim.  Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.  For the purposes of this Section 5(c), the term “conflict of interest” shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

          (d)       Contribution.  If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)       If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

          6.       Transfer of Rights.

          The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

          7.       Amendment

          Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding.

Annex B

Anti-Dilution Rights

Hybrid Dynamics Corporation hereby grants to the Subscriber the following anti-dilution rights, which shall be in effect from the period commencing upon the date of the initial Closing until the earlier of (i) one (1) year from the date of final closing of the offering or (ii) the date that the registration statement filed pursuant to this Annex A of this Subscription Agreement is declared effective by the Securities and Exchange Commission.

          1.       Definitions.  Capitalized terms used herein without definition shall have the respective meanings given such terms in: (i) the Subscription Agreement between Hybrid Dynamics Corporation and the Subscriber signatory thereto (the “Subscription Agreement”), or (ii) the Warrant certificate issued to the Subscriber in connection with the Placement, the form of which is attached to the Memorandum (defined below) as Exhibit C, or (iii) in the Company’s Confidential Private Placement Memorandum, dated as of November 20,  2007 (as amended or supplemented, and together with all documents and filings attached thereto, the “Memorandum”).  As used herein the term “Discounted Price” means an amount per share of Common Stock (or other securities convertible into Common Stock) less than the Common Stock Purchase Price ($0.667 per share), and the term “Discounted Price Transaction” means each sale or issuance of Common Stock (or securities convertible into Common Stock) at a Discounted Price.

          2.       Issuance of Additional Shares of Common Stock.  If, the Company shall issue or sell any shares of Common Stock (or other securities convertible into Common Stock) at a Discounted Price, then each Subscriber shall, within thirty (30) days of the applicable Discounted Price Transaction, be issued by the Company a number of additional shares of Common Stock calculated by multiplying the number of shares of Common Stock purchased by the Subscriber in the Placement by a fraction, the numerator of which is the Subscriber’s Common Stock Purchase Price per share in the Placement and the denominator of which is the Discounted Price per share in the Discounted Price Transaction and subtracting the number of shares of Common Stock purchased by the Subscriber in the Placement. Notwithstanding anything to the contrary herein, in no event shall the aggregate number of shares issuable under this annex B to the Subscribers exceed 9,300,000 shares in the aggregate.

          3.       Permitted Issuances Excluded.  No additional shares of Common Stock will be issued due to, or as a result of, any Permitted Issuances.  “Permitted Issuances” shall have mean provided, however, no such adjustment shall be made in the event of an issuance in connection with (i) stock options or other awards pursuant to an incentive stock plan which has been approved by stock holders of the Company, or (ii) outstanding convertible securities, outstanding as of the original issue date of the Memorandum, or (iii) issuances for goods or services to unaffiliated persons or the payment of creditors, that shall not exceed 400,000 shares in the aggregate.

B-1

          4.       Procedures for Issuances of Additional Shares of Common Stock.  The Company may retain a firm of independent public accountants of recognized standing selected by the Company’s board of directors (who may be the regular accountants employed by the Company) to make any computation required by this Annex B.

B-2

EXHIBIT C

CONFIDENTIAL PURCHASER QUESTIONNAIRE

HYBRID DYNAMICS CORPORATION

Please review, sign on page 6, and return to:

Joseph Stevens & Company, Inc.
59 Maiden Lane, 32nd Floor
New York, NY 10038

Attention: Fabio Migliaccio
Phone: (212) 361-3000
Fax: (212) 361-3333

CONFIDENTIAL PURCHASER QUESTIONNAIRE

HYBRID DYNAMICS CORPORATION

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM HYBRID DYNAMICS CORPORATION  (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE.  NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Hybrid Dynamics Corporation and the subscriber signatory thereto (the “Subscription Agreement”) or in the Company’s Confidential Private Placement Memorandum, dated as of November 20, 2007 (as amended or supplemented, and together with all documents and filings attached thereto, the “Memorandum”).

          (1)       The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

Category F

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire.  (describe entity)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable Closing (as defined in the Memorandum) in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

          (2)       Suitability (please answer each question)

(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual, please describe any college or graduate degrees held by you:

(c)	For all subscribers, please list types of prior investments:

(d)	For all subscribers, please state whether you have you participated in other private placements before:

YES	________	NO	________

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies

Frequently	____________________	____________________
Occasionally	____________________	____________________
Never	____________________	____________________

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES	________	NO	________

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES	________	NO	________

(h)	For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES	________	NO	________

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES	________	NO	________

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	________	NO	________

          (3)       Manner in which title is to be held: (circle one)

                    (a)       Individual Ownership

                    (b)       Community Property
                    (c)        Joint Tenant with Right of Survivorship (both parties must sign)
                    (d)        Partnership
                    (e)        Tenants in Common
                    (f)         Company
                    (g)        Trust
                    (h)        Other

          (4)       NASD Affiliation.

                    Are you affiliated or associated with an NASD member firm (please check one):

YES	________	NO	________

If Yes, please describe how you are affiliated/associated:

_________________________________________________________
_________________________________________________________
_________________________________________________________

*If subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by the NASD Conduct Rules.

_________________________________
Name of NASD Member Firm

By: ______________________________
                  Authorized Officer

Date: ____________________________

          (5)       For Trust Subscribers

          A. Certain trusts generally may not qualify as accredited investors except under special circumstances.  Therefore, if you intend to purchase the shares of the Company’s stock in whole or in part through a trust, please answer each of the following questions.

          Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

                                                  Yes ▣                                 No ▣

            Does this investment in the Company exceed 10% of the trust assets?

                                                  Yes ▣                                 No ▣

          B. If the trust is a revocable trust, please complete Question 1 below.  If the trust is an irrevocable trust, please complete Question 2 below.

          1.       REVOCABLE TRUSTS

                    Can the trust be amended or revoked at any time by its grantors:

                                                  Yes ▣                                 No ▣

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name: _________________________

          Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

                              Yes ▣                                 No ▣

                                                  OR

          Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2005 and 2006 and is reasonably expected to be in excess of $200,000 for 2007?

                              Yes ▣                                 No ▣

                                                  OR

          Income (including income attributable to spouse) was in excess of $300,000 for 2005 and 2006 and is reasonably expected to be in excess of $300,000 for 2007?

                              Yes ▣                                 No ▣

          2.       IRREVOCABLE TRUSTS

                    If the trust is an irrevocable trust, please answer the following questions:

                    Please provide the name of each trustee:

                    Trustee Name: ________________________________________

                    Trustee Name: ________________________________________

                              Does the trust have assets greater than $5 million?

                                                  Yes ▣                                 No ▣

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

                              Yes ▣                                 No ▣

          Indicate how often you invest in:

          Marketable Securities

          Often ▣           Occasionally ▣            Seldom ▣        Never ▣

          Restricted Securities

          Often ▣           Occasionally ▣            Seldom ▣        Never ▣

          Venture Capital Companies

          Often ▣           Occasionally ▣            Seldom ▣        Never ▣

[Remainder of page intentionally left blank]

          The undersigned has been informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that the Company and the Selling Agent will rely on them.

                                                                                    Individual

Date:    ________________________                        _______________________________
                                                                                    Name of Individual
                                                                                    (Please type or print)

                                                                                    _______________________________
                                                                                    Signature of Individual

                                                                                    _______________________________
                                                                                    Name of Joint Owner
                                                                                    (Please type or print)

                                                                                    _______________________________
                                                                                    Signature (Joint Owner)

                                                                                    Partnership, Corporation or
                                                                                    Other Entity

Date:    ________________________                   _______________________________
                                                                                    Print or Type Entity Name

                                                                              By: Name:_______________________
                                                                                                      Print or Type Name

                                                                               Title: ___________________________

                                                                               _________________________________
                                                                               Signature

                                                                               Title: ____________________________

                                                                               _________________________________
                                                                               Signature (other authorized signatory)

Exhibit D

Form W9